# Athene Holding Ltd.
# 2022 Financial Supplement

Recast for long-duration targeted improvements (LDTI) accounting guidance

Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

Athene Holding Ltd. (AHL) is a subsidiary of Apollo Global Management, Inc. (AGM).The financial statements and exhibits included in this financial supplement should be read in conjunction with AHL’s reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL adopted the US GAAP accounting standard related to Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI) as of January 1, 2023, which required AHL to apply the new standard retrospectively back to January 1, 2022, the date of AHL’s merger with AGM. The financial metrics and disclosures in this supplement have been retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Approximately 20% of Athene’s total US GAAP liabilities as of January 1, 2022 were impacted by these changes. The new standard covers four key areas:
•In measuring the liabilities for future policy benefits, which include pension group annuities and other payout annuities, the discount rate is required to be an upper-medium grade fixed income (i.e., single A) instrument yield, which is updated at each reporting date, with the resulting change in liabilities recognized in other comprehensive income. In addition, AHL is now required to update cash flow assumptions for these liabilities at least annually, with that remeasurement recognized in net income (loss).
•Guaranteed benefit riders attached to annuity products must now be categorized as market risk benefits and remeasured at fair value each reporting period. The change in fair value of the market risk benefits related to capital market inputs is recognized in net income (loss), excluding the portion attributable to changes in instrument-specific credit risk, which is recognized in other comprehensive income.
•The amortization of deferred acquisition costs and other balances has been simplified. Balances that were historically amortized in proportion to premiums, gross profits, or gross margins are now amortized on a constant level basis over the expected term of the contracts.
•Significant additional disclosures are required quarterly for the liabilities for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities and deferred acquisition costs, and will be provided in the AHL Form 10-Q for the three months ended March 31, 2023.

Please refer to the discussion of Key Operating and Non-GAAP Measures herein for additional information on items that are excluded from AHL’s non-GAAP measure of spread related earnings, which has been retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Please see Note 1 to the consolidated financial statements included in AHL’s Form 10-K for the year ended December 31, 2022 for more information on LDTI.

Summary Impact of LDTI on Select Financial Metrics:

	1Q’22		2Q’22		3Q’22		4Q’22		2022
Unaudited (in millions, except percentages)	LDTI Impact	As Adjusted	LDTI Impact	As Adjusted	LDTI Impact	As Adjusted	LDTI Impact	As Adjusted	LDTI Impact[1]	As Adjusted
Net income (loss) available to AHL common shareholder	$468	$(1,050)	$415	$(1,740)	$314	$(622)	$55	$361	$1,252	$(3,051)
Spread related earnings	$4	$674	$13	$455	$64	$640	$61	$697	$142	$2,466
Net spread	0.01%	1.49%	0.02%	0.97%	0.13%	1.33%	0.12%	1.42%	0.08%	1.31%
Spread related earnings - normalized	$35	$523	$39	$574	$84	$680	$62	$746	$220	$2,549
Net spread - normalized	0.08%	1.16%	0.08%	1.23%	0.17%	1.41%	0.12%	1.52%	0.12%	1.35%
Adjusted AHL common shareholder’s equity	$594	$15,524	$1,007	$15,589	$1,380	$16,428	$1,443	$16,653	$1,443	$16,653
1 AHL’s 2022 LDTI impacts to spread related earnings (and net spread) consist of the following: (1) favorable change in market risk benefits of $103 million (0.05%); (2) favorable change in the amortization of deferred acquisition costs, deferred sales inducements and value of business acquired of $68 million (0.04%); and (3) unfavorable change in the liability for future policy benefits of $29 million (-0.01%).

Please note that recast 2022 AHL financial results to reflect the adoption of LDTI will result in the recast of certain related financial metrics for AGM. Updated consolidated GAAP Net Income and Adjusted Net Income, among other metrics, for 2022 will be available with the forthcoming release of AGM’s first quarter 2023 financial results on May 9, 2023. AHL undertakes no obligation to update or correct the information in this financial supplement. AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted debt-to-capital ratio, net invested assets and net reserve liabilities. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
SELECTED INCOME STATEMENT DATA
GAAP
Net income (loss) available to AHL common shareholder	$(1,050)	$(1,740)	$(622)	$361	$(3,051)
Return on assets (ROA)	(1.72)%	(2.92)%	(1.07)%	0.60%	(1.27)%

NON-GAAP
Spread related earnings	$674	$455	$640	$697	$2,466
Net spread	1.49%	0.97%	1.33%	1.42%	1.31%
Net investment spread	1.87%	1.34%	1.73%	1.85%	1.71%
Spread related earnings - normalized[1]	$523	$574	$680	$746	$2,549
Net spread - normalized[1]	1.16%	1.23%	1.41%	1.52%	1.35%
Net investment spread - normalized[1]	1.54%	1.60%	1.81%	1.95%	1.75%

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$244,673	$232,420	$234,554	$243,931	$243,931
Goodwill	4,150	4,155	4,062	4,058	4,058
Total liabilities	227,380	222,662	227,917	233,382	233,382
Debt	3,287	3,279	3,271	3,658	3,658
Total AHL shareholders’ equity	13,973	8,697	5,133	7,158	7,158
Debt-to-capital ratio	19.0%	27.4%	38.9%	33.8%	33.8%

NON-GAAP
Gross invested assets	$221,720	$229,545	$236,720	$238,310	$238,310
Invested assets – ACRA noncontrolling interests	(37,449)	(40,240)	(41,563)	(41,859)	(41,859)
Net invested assets	184,271	189,305	195,157	196,451	196,451
Net reserve liabilities	169,750	170,703	173,539	175,970	175,970
Notional debt	3,000	3,000	3,000	3,400	3,400
Adjusted AHL common shareholder’s equity	15,524	15,589	16,428	16,653	16,653
Adjusted debt-to-capital ratio	14.2%	14.1%	13.6%	14.7%	14.7%

INFLOWS DATA
Gross organic inflows	$11,556	$12,049	$12,955	$11,290	$47,850
Gross inorganic inflows	—	—	—	—	—
Total gross inflows	$11,556	$12,049	$12,955	$11,290	$47,850

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion of non-GAAP metrics. 1 Spread related earnings – normalized, net spread - normalized and net investment spread - normalized reflect adjustments to exclude notable items and normalize alternative income to an 11% long-term return.

Condensed Consolidated Statements of Income (Loss) (GAAP view) Unaudited (in millions)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
REVENUES
Premiums	$2,110	$5,614	$3,045	$869	$11,638
Product charges	166	175	184	193	718
Net investment income	1,683	1,726	1,843	2,319	7,571
Investment related gains (losses)	(4,212)	(5,751)	(2,848)	105	(12,706)
Other revenues	(3)	(9)	(26)	10	(28)
Revenues of consolidated variable interest entities
Net investment income	17	30	33	31	111
Investment related gains (losses)	(42)	22	79	260	319
Total revenues	(281)	1,807	2,310	3,787	7,623

BENEFITS AND EXPENSES
Interest sensitive contract benefits	(99)	(653)	171	1,119	538
Future policy and other policy benefits	2,184	5,776	3,270	1,235	12,465
Market risk benefits remeasurement (gains) losses	(622)	(609)	(458)	32	(1,657)
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	98	108	112	126	444
Policy and other operating expenses	338	357	388	412	1,495
Total benefits and expenses	1,899	4,979	3,483	2,924	13,285
Income (loss) before income taxes	(2,180)	(3,172)	(1,173)	863	(5,662)
Income tax expense (benefit)	(284)	(378)	(121)	137	(646)
Net income (loss)	(1,896)	(2,794)	(1,052)	726	(5,016)
Less: Net income (loss) attributable to noncontrolling interests	(881)	(1,089)	(465)	329	(2,106)
Net income (loss) attributable to Athene Holding Ltd. shareholders	(1,015)	(1,705)	(587)	397	(2,910)
Less: Preferred stock dividends	35	35	35	36	141
Net income (loss) available to Athene Holding Ltd. common shareholder	$(1,050)	$(1,740)	$(622)	$361	$(3,051)

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
SPREAD RELATED EARNINGS
Fixed income and other investment income	$1,207	$1,302	$1,471	$1,727	$5,707
Alternative investment income	448	186	250	322	1,206
Net investment earnings	1,655	1,488	1,721	2,049	6,913
Strategic capital management fees	12	13	14	14	53
Cost of funds	(822)	(873)	(902)	(1,158)	(3,755)
Net investment spread	845	628	833	905	3,211
Other operating expenses	(109)	(109)	(120)	(128)	(466)
Interest and other financing costs	(62)	(64)	(73)	(80)	(279)
Spread related earnings	$674	$455	$640	$697	$2,466

Fixed income and other investment income	2.83%	2.97%	3.27%	3.76%	3.22%
Alternative investment income	16.61%	6.38%	8.26%	10.55%	10.42%
Net investment earnings	3.65%	3.19%	3.58%	4.19%	3.66%
Strategic capital management fees	0.03%	0.03%	0.03%	0.03%	0.03%
Cost of funds	(1.81)%	(1.88)%	(1.88)%	(2.37)%	(1.98)%
Net investment spread	1.87%	1.34%	1.73%	1.85%	1.71%
Other operating expenses	(0.24)%	(0.23)%	(0.25)%	(0.26)%	(0.25)%
Interest and other financing costs	(0.14)%	(0.14)%	(0.15)%	(0.17)%	(0.15)%
Spread related earnings	1.49%	0.97%	1.33%	1.42%	1.31%

Average net invested assets - fixed income	$170,616	$175,115	$180,143	$183,597	$177,178
Average net invested assets - alternatives	10,782	11,673	12,088	12,207	11,564
Average net invested assets	$181,398	$186,788	$192,231	$195,804	$188,742

Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON SHAREHOLDER TO SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$(1,050)	$(1,740)	$(622)	$361	$(3,051)
Preferred stock dividends	35	35	35	36	141
Net income (loss) attributable to noncontrolling interests	(881)	(1,089)	(465)	329	(2,106)
Net income (loss)	(1,896)	(2,794)	(1,052)	726	(5,016)
Income tax expense (benefit)	(284)	(378)	(121)	137	(646)
Income (loss) before income taxes	(2,180)	(3,172)	(1,173)	863	(5,662)
Realized losses on sale of AFS securities	(64)	(39)	(41)	(32)	(176)
Unrealized, allowances and other investment losses	(879)	(1,195)	(671)	(442)	(3,187)
Change in fair value of reinsurance assets	(1,657)	(1,612)	(1,146)	331	(4,084)
Offsets to investment gains (losses)	(3)	5	5	6	13
Investment gains (losses), net of offsets	(2,603)	(2,841)	(1,853)	(137)	(7,434)
Change in fair values of derivatives and embedded derivatives - FIAs	(37)	(367)	90	(24)	(338)
Non-operating change in funding agreements	—	—	(80)	(26)	(106)
Change in fair value of market risk benefits	688	665	511	30	1,894
Non-operating change in liability for future policy benefits	(2)	(8)	(3)	(4)	(17)
Non-operating change in insurance liabilities and related derivatives	649	290	518	(24)	1,433
Integration, restructuring and other non-operating expenses	(34)	(33)	(37)	(29)	(133)
Stock compensation expense	(12)	(13)	(15)	(16)	(56)
Preferred stock dividends	35	35	35	36	141
Noncontrolling interests - pre-tax income (loss) and VIE adjustments	(889)	(1,065)	(461)	336	(2,079)
Less: Total adjustments to income (loss) before income taxes	(2,854)	(3,627)	(1,813)	166	(8,128)
Spread related earnings	$674	$455	$640	$697	$2,466

Note: Please refer to Notes to the Financial Supplement section for discussion on spread related earnings.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
NET FLOWS
Retail	$2,865	$3,748	$6,132	$7,662	$20,407
Flow reinsurance	1,001	1,038	2,291	1,856	6,186
Funding agreements[1]	5,696	1,755	1,588	1,000	10,039
Pension group annuities	1,994	5,508	2,944	772	11,218
Gross organic inflows	11,556	12,049	12,955	11,290	47,850
Gross inorganic inflows[2]	—	—	—	—	—
Total gross inflows	11,556	12,049	12,955	11,290	47,850
Gross outflows[3]	(4,883)	(4,925)	(7,000)	(11,064)	(27,872)
Net flows	$6,673	$7,124	$5,955	$226	$19,978

Inflows attributable to Athene	$9,333	$8,889	$11,000	$10,022	$39,244
Inflows attributable to ADIP[4]	2,223	3,160	1,955	1,268	8,606
Total gross inflows	$11,556	$12,049	$12,955	$11,290	$47,850

Outflows attributable to Athene	$(4,072)	$(4,062)	$(5,803)	$(9,787)	$(23,724)
Outflows attributable to ADIP[4]	(811)	(863)	(1,197)	(1,277)	(4,148)
Total gross outflows[3]	$(4,883)	$(4,925)	$(7,000)	$(11,064)	$(27,872)

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE
Maturity-driven, contractual based outflows[5]	$(1,100)	$(757)	$(2,398)	$(653)	$(4,908)
Policyholder-driven withdrawals[6]	(2,972)	(3,305)	(3,405)	(4,272)	(13,954)
Core outflows	(4,072)	(4,062)	(5,803)	(4,925)	(18,862)
Strategic reinsurance transaction	—	—	—	(4,862)	(4,862)
Outflows attributable to Athene	$(4,072)	$(4,062)	$(5,803)	$(9,787)	$(23,724)

Annualized rate[7]
Maturity-driven, contractual based outflows[5]	(2.4)%	(1.6)%	(5.0)%	(1.4)%	(2.6)%
Policyholder-driven withdrawals[6]	(6.6)%	(7.1)%	(7.1)%	(8.7)%	(7.4)%
Core outflows	(9.0)%	(8.7)%	(12.1)%	(10.1)%	(10.0)%
Strategic reinsurance transaction	—%	—%	—%	(9.9)%	(2.6)%
Outflows attributable to Athene	(9.0)%	(8.7)%	(12.1)%	(20.0)%	(12.6)%

1 Funding agreements are comprised of funding agreements issued under our funding agreement backed notes (FABN) and funding agreement backed repurchase agreements (FABR) programs, funding agreements issued to the Federal Home Loan Bank (FHLB) and long-term repurchase agreements. 2 Gross inorganic inflows include acquisitions and block reinsurance transactions. 3 Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, funding agreement repurchases and maturities and ceded reinsurance. 4 ADIP refers to Apollo/Athene Dedicated Investment Program and represents the noncontrolling interest in business ceded to ACRA. 5 Maturity-driven, contractual based outflows include defined/expected maturities from funding agreements and pension group annuity blocks, the amounts of which may vary on a quarterly basis, based on the timing of original issuance. 6 Includes full surrenders, partial withdrawals and other for retail, flow reinsurance and inorganic run-off. 7 The outflow rate is calculated as outflows divided by average net invested assets for the respective period, on an annualized basis.

Condensed Consolidated Balance Sheet Unaudited (in millions)

December 31, 2022
ASSETS
Investments
Available-for-sale securities, at fair value	$102,404
Trading securities, at fair value	1,595
Equity securities	1,487
Mortgage loans, at fair value	27,454
Investment funds	79
Policy loans	347
Funds withheld at interest	32,880
Derivative assets	3,309
Short-term investments	2,160
Other investments	773
Total investments	172,488
Cash and cash equivalents	7,779
Restricted cash	628
Investments in related parties
Available-for-sale securities, at fair value	9,821
Trading securities, at fair value	878
Equity securities, at fair value	279
Mortgage loans, at fair value	1,302
Investment funds	1,569
Funds withheld at interest	9,808
Other investments	303
Accrued investment income	1,328
Reinsurance recoverable	4,358
Deferred acquisition costs, deferred sales inducements and value of business acquired	4,466
Goodwill	4,058
Other assets	8,693
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	1,063
Mortgage loans, at fair value	2,055
Investment funds, at fair value	12,480
Other investments, at fair value	101
Cash and cash equivalents	362
Other assets	112
Total assets	$243,931

Condensed Consolidated Balance Sheet, continued Unaudited (in millions)

December 31, 2022
LIABILITIES
Interest sensitive contract liabilities	$173,616
Future policy benefits	42,110
Market risk benefits	2,970
Debt	3,658
Derivative liabilities	1,646
Payables for collateral on derivatives and securities to repurchase	6,707
Other liabilities	1,860
Liabilities of consolidated variable interest entities	815
Total liabilities	233,382

EQUITY
Preferred stock	—
Common stock	—
Additional paid-in capital	18,119
Retained deficit	(3,640)
Accumulated other comprehensive loss	(7,321)
Total Athene Holding Ltd. shareholders' equity	7,158
Noncontrolling interests	3,391
Total equity	10,549
Total liabilities and equity	$243,931

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	December 31, 2022
	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$80,800	41.1%
CLO	19,881	10.1%
Credit	100,681	51.2%
CML	23,750	12.1%
RML	11,147	5.7%
RMBS	7,363	3.7%
CMBS	4,495	2.3%
Real estate	46,755	23.8%
ABS	20,680	10.5%
Alternative investments	12,079	6.1%
State, municipal, political subdivisions and foreign government	2,715	1.4%
Equity securities	1,737	0.9%
Short-term investments	1,930	1.0%
U.S. government and agencies	2,691	1.4%
Other investments	41,832	21.3%
Cash and equivalents	5,481	2.8%
Policy loans and other	1,702	0.9%
Net invested assets	$196,451	100.0%

	A.M. Best	Standard & Poor’s	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A+	A+	A1
Athene Annuity and Life Company	A	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A	A+	A+	A1
Athene Life Insurance Company of New York	A	NR	NR	NR
Athene Annuity Re Ltd.	A	A+	A+	A1
Athene Life Re Ltd.	A	A+	A+	A1
Athene Life Re International Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	bbb+	A-	A-	NR
Senior notes	bbb+	A-	BBB+	Baa1

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments, including related parties, to net invested assets. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	December 31, 2022
	Invested Asset Value[1]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Strategic origination platforms
Wheels Donlen	$662	5.5%
Redding Ridge	624	5.2%
NNN Lease	579	4.8%
MidCap Financial	604	5.0%
Foundation Home Loans	302	2.5%
PK AirFinance	251	2.1%
Aqua Finance	267	2.2%
Other	308	2.5%
Total strategic origination platforms	3,597	29.8%
Strategic retirement services platforms
Athora	1,012	8.4%
Catalina	417	3.4%
FWD	400	3.3%
Challenger	294	2.4%
Venerable	241	2.0%
Other	20	0.2%
Total strategic retirement services platforms	2,384	19.7%
Apollo and other fund investments
Equity
Real estate	1,212	10.0%
Traditional private equity	947	7.8%
Other	189	1.6%
Total equity	2,348	19.4%
Hybrid
Real estate	1,289	10.7%
Other	1,315	10.9%
Total hybrid	2,604	21.6%
Yield	885	7.3%
Total Apollo and other fund investments	5,837	48.3%
Other	261	2.2%
Net alternative investments[2]	$12,079	100.0%

1 Please refer to Notes to the Financial Supplement for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and VIEs, to net alternative investments. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. 2 Net alternative investments does not correspond to total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include CLO and ABS equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest and modco reinsurance portfolios, royalties and other investments.

Credit Quality of Securities Unaudited (in millions, except percentages)

	December 31, 2022
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total
NAIC designation
1 A-G	$58,470	52.1%
2 A-C	49,067	43.7%
Total investment grade	107,537	95.8%
3 A-C	3,302	3.0%
4 A-C	925	0.8%
5 A-C	190	0.2%
6	271	0.2%
Total below investment grade	4,688	4.2%
Total AFS securities including related parties	$112,225	100.0%

NRSRO designation
AAA/AA/A	$51,926	46.3%
BBB	44,783	39.9%
Non-rated[1]	8,985	8.0%
Total investment grade[2]	105,694	94.2%
BB	3,176	2.8%
B	749	0.7%
CCC	1,055	0.9%
CC and lower	584	0.5%
Non-rated[1]	967	0.9%
Total below investment grade	6,531	5.8%
Total AFS securities including related parties	$112,225	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment at amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	December 31, 2022			December 31, 2022
	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS			CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation			NRSRO designation
1 A-G	$71,471	50.8%	AAA/AA/A	$60,869	43.3%
2 A-C	62,115	44.2%	BBB	56,029	39.9%
Non-rated	506	0.4%	Non-rated[2]	14,686	10.5%
Total investment grade	134,092	95.4%	Total investment grade	131,584	93.7%
3 A-C	4,471	3.2%	BB	4,217	3.0%
4 A-C	1,259	0.9%	B	990	0.7%
5 A-C	407	0.3%	CCC	1,431	1.0%
6	326	0.2%	CC and lower	906	0.6%
Non-rated	—	—%	Non-rated[2]	1,427	1.0%
Total below investment grade	6,463	4.6%	Total below investment grade	8,971	6.3%
Total NAIC designated assets[3]	140,555	100.0%	Total NRSRO designated assets[3]	140,555	100.0%

Assets without NAIC designation			Assets without NRSRO designation
Commercial mortgage loans			Commercial mortgage loans
CM1	3,998	16.8%	CM1	3,998	16.8%
CM2	14,008	59.0%	CM2	14,008	59.0%
CM3	5,216	22.0%	CM3	5,216	22.0%
CM4	447	1.9%	CM4	447	1.9%
CM5	81	0.3%	CM5	81	0.3%
CM6	—	—%	CM6	—	—%
CM7	—	—%	CM7	—	—%
Total CMLs	23,750	100.0%	Total CMLs	23,750	100.0%
Residential mortgage loans			Residential mortgage loans
In good standing	10,636	95.4%	In good standing	10,636	95.4%
90 days late	422	3.8%	90 days late	422	3.8%
In foreclosure	89	0.8%	In foreclosure	89	0.8%
Total RMLs	11,147	100.0%	Total RMLs	11,147	100.0%
Alternative investments	12,079		Alternative investments	12,079
Cash and equivalents	5,481		Cash and equivalents	5,481
Equity securities	1,737		Equity securities	1,737
Other[4]	1,702		Other[4]	1,702
Net invested assets	$196,451		Net invested assets	$196,451

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agencies securities. 4 Other includes policy loans, accrued interest, and other net invested assets.

Credit Quality of Net Invested Assets - RMBS, CLOs, ABS (Management view) Unaudited (In millions, except percentages)
	December 31, 2022			December 31, 2022
	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION			CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$6,125	83.2%	AAA/AA/A	$2,026	27.5%
2 A-C	347	4.7%	BBB	735	10.0%
Non-rated	—	—%	Non-rated[2]	1,647	22.4%
Total investment grade	6,472	87.9%	Total investment grade	4,408	59.9%
3 A-C	455	6.2%	BB	140	1.9%
4 A-C	309	4.2%	B	141	1.9%
5 A-C	102	1.4%	CCC	1,333	18.1%
6	25	0.3%	CC and lower	834	11.3%
Non-rated	—	—%	Non-rated[2]	507	6.9%
Total below investment grade	891	12.1%	Total below investment grade	2,955	40.1%
RMBS net invested assets	$7,363	100.0%	RMBS net invested assets	$7,363	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION			CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$12,455	62.7%	AAA/AA/A	$12,455	62.7%
2 A-C	7,278	36.6%	BBB	7,278	36.6%
Non-rated	—	—%	Non-rated[2]	—	—%
Total investment grade	19,733	99.3%	Total investment grade	19,733	99.3%
3 A-C	128	0.6%	BB	128	0.6%
4 A-C	20	0.1%	B	20	0.1%
5 A-C	—	—%	CCC	—	—%
6	—	—%	CC and lower	—	—%
Non-rated	—	—%	Non-rated[2]	—	—%
Total below investment grade	148	0.7%	Total below investment grade	148	0.7%
CLO net invested assets	$19,881	100.0%	CLO net invested assets	$19,881	100.0%

CREDIT QUALITY OF ABS – NAIC DESIGNATION			CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$12,261	59.3%	AAA/AA/A	$11,780	57.0%
2 A-C	7,301	35.3%	BBB	7,248	35.0%
Non-rated	—	—%	Non-rated[2]	535	2.6%
Total investment grade	19,562	94.6%	Total investment grade	19,563	94.6%
3 A-C	710	3.4%	BB	709	3.4%
4 A-C	229	1.1%	B	229	1.1%
5 A-C	157	0.8%	CCC	33	0.2%
6	22	0.1%	CC and lower	22	0.1%
Non-rated	—	—%	Non-rated[2]	124	0.6%
Total below investment grade	1,118	5.4%	Total below investment grade	1,117	5.4%
ABS net invested assets	$20,680	100.0%	ABS net invested assets	$20,680	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	December 31, 2022
	Dollars	Percent of Total
NET RESERVE LIABILITIES
Indexed annuities	$85,163	48.4%
Fixed rate annuities	39,553	22.5%
Total deferred annuities	124,716	70.9%
Pension group annuities	20,614	11.7%
Payout annuities	7,589	4.3%
Funding agreements[1]	21,538	12.2%
Life and other	1,513	0.9%
Total net reserve liabilities	$175,970	100.0%

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$168,323	$169,750	$170,703	$173,539	$168,323
Gross inflows[2]	11,817	12,214	13,161	11,511	48,703
Inflows attributable to ACRA noncontrolling interest	(2,271)	(3,184)	(1,993)	(1,305)	(8,753)
Net inflows	9,546	9,030	11,168	10,206	39,950
Net withdrawals	(4,072)	(4,062)	(5,803)	(4,925)	(18,862)
Strategic reinsurance outflows	—	—	—	(4,862)	(4,862)
Other reserve changes	(4,047)	(4,015)	(2,529)	2,012	(8,579)
Net reserve liabilities – ending	$169,750	$170,703	$173,539	$175,970	$175,970

ACRA NONCONTROLLING INTEREST RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$33,537	$34,036	$35,522	$35,463	$33,537
Inflows	2,271	3,184	1,993	1,305	8,753
Withdrawals	(811)	(863)	(1,197)	(1,277)	(4,148)
Other reserve changes	(961)	(835)	(855)	490	(2,161)
Reserve liabilities – ending	$34,036	$35,522	$35,463	$35,981	$35,981

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interest. 1 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 2 Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows on older blocks of business, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,643	23.8%	$28,643	23.8%
0.0% < 2.0%	1,765	1.5%	1,404	1.2%
2.0% < 4.0%	5,906	4.9%	3,780	3.1%
4.0% < 6.0%	12,483	10.3%	9,236	7.7%
6.0% or greater	71,696	59.5%	77,430	64.2%
	$120,493	100.0%	$120,493	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		5.8%	2.0%	7.8%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,643	23.8%	—%
Less than 2	20,600	17.1%	5.2%
2 to less than 4	20,947	17.4%	6.7%
4 to less than 6	22,700	18.8%	7.5%
6 to less than 8	12,486	10.4%	8.8%
8 to less than 10	11,687	9.7%	9.9%
10 or greater	3,430	2.8%	15.3%
	$120,493	100.0%

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with accounting principles generally accepted in the United States of America (US GAAP), we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

SPREAD RELATED EARNINGS (SRE) AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our spread related earnings equals net income (loss) available to AHL common shareholder adjusted to eliminate the impact of the following:

•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the credit loss allowance, and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and mortgage loans, investments held under the fair value option and our investment in Apollo, derivative gains and losses not hedging FIA index credits, and the change in credit loss allowances recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. Investment gains and losses are net of offsets related to the market value adjustments (MVA) associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our repurchases of funding agreement backed notes.
•Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.
•Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax (Expense) Benefit—Consists of the income tax effect of all income statement adjustments, including our Apollo investment, and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income (loss) available to AHL common shareholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under GAAP.
ADJUSTED DEBT TO CAPITAL RATIO
Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of tax. Adjusted debt to capital ratio is calculated as total debt at notional value divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common shareholder’s equity, preferred stock and the notional value of our debt. Adjusted AHL common shareholder’s equity is calculated as the ending AHL shareholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD AND OTHER OPERATING EXPENSES
Net investment spread is a key measure of profitability. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Strategic capital management fees consist of management fees received by us for business managed for others, primarily the non-controlling interest portion of Athene’s business ceded to ACRA.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets that does not correspond to US GAAP net investment income. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to net investment income to arrive at our net investment earned rate add (a) alternative investment gains and losses, (b) gains and losses related to trading securities for CLOs, (c) net VIE impacts (revenues, expenses and noncontrolling interest), (d) forward points gains and losses on foreign exchange derivative hedges and (e) the change in fair value of reinsurance assets, and removes the proportionate share of the ACRA net investment income associated with the ACRA noncontrolling interest as well as the gain or loss on our investment in Apollo. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.
•Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (2) funding agreement costs, including the interest payments and other reserve changes. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit costs, the cost of liabilities on products other than deferred annuities and institutional products, premiums and certain product charges and other revenues. We exclude the costs related to business that we have exited through ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations and profitability. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.
•Net investment earned rate, cost of funds, and net investment spread are non-GAAP measures we use to evaluate the profitability of our business. We believe these metrics are useful in analyzing the trends of our business operations, profitability and pricing discipline. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income or total benefits and expenses presented under US GAAP.
•Other operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation and long-term incentive plan expenses, interest expense and policy acquisition expenses. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under US GAAP.

NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheet with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets includes our proportionate share of ACRA investments, based on our economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) net market risk benefits, (d) long-term repurchase obligations, (e) dividends payable to policyholders and (f) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interest. Net reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, US GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under US GAAP.

SALES
Sales statistics do not correspond to revenues under US GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our condensed consolidated statements of income (loss).

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	1Q’22	2Q’22	3Q’22	4Q’22
RECONCILIATION OF TOTAL AHL SHAREHOLDERS’ EQUITY TO TOTAL ADJUSTED AHL COMMON SHAREHOLDER’S EQUITY
Total AHL shareholders' equity	$13,973	$8,697	$5,133	$7,158
Less: Preferred stock	2,667	2,667	2,667	3,154
Total AHL common shareholder's equity	11,306	6,030	2,466	4,004
Less: Accumulated other comprehensive loss	(2,318)	(5,698)	(8,473)	(7,321)
Less: Accumulated change in fair value of reinsurance assets	(1,271)	(2,521)	(3,394)	(3,127)
Less: Accumulated change in fair value of mortgage loan assets	(629)	(1,340)	(2,095)	(2,201)
Total adjusted AHL common shareholder's equity	$15,524	$15,589	$16,428	$16,653

RECONCILIATION OF DEBT TO CAPITAL RATIO TO ADJUSTED DEBT TO CAPITAL RATIO
Total debt	$3,287	$3,279	$3,271	$3,658
Less: Adjustment to arrive at notional debt	287	279	271	258
Notional debt	$3,000	$3,000	$3,000	$3,400

Total debt	$3,287	$3,279	$3,271	$3,658
Total AHL shareholders' equity	13,973	8,697	5,133	7,158
Total capitalization	17,260	11,976	8,404	10,816
Less: Accumulated other comprehensive loss	(2,318)	(5,698)	(8,473)	(7,321)
Less: Accumulated change in fair value of reinsurance assets	(1,271)	(2,521)	(3,394)	(3,127)
Less: Accumulated change in fair value of mortgage loan assets	(629)	(1,340)	(2,095)	(2,201)
Less: Adjustment to arrive at notional debt	287	279	271	258
Total adjusted capitalization	$21,191	$21,256	$22,095	$23,207

Debt to capital ratio	19.0%	27.4%	38.9%	33.8%
Accumulated other comprehensive loss	(2.0)%	(7.3)%	(14.7)%	(10.5)%
Accumulated change in fair value of reinsurance assets	(1.1)%	(3.2)%	(5.9)%	(4.5)%
Accumulated change in fair value of mortgage loan assets	(0.6)%	(1.7)%	(3.7)%	(3.2)%
Adjustment to arrive at notional debt	(1.1)%	(1.1)%	(1.0)%	(0.9)%
Adjusted debt to capital ratio	14.2%	14.1%	13.6%	14.7%

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO AHL COMMON SHAREHOLDER TO NORMALIZED SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$(1,050)	$(1,740)	$(622)	$361	$(3,051)
Preferred stock dividends	35	35	35	36	141
Net income (loss) attributable to noncontrolling interests	(881)	(1,089)	(465)	329	(2,106)
Net income (loss)	(1,896)	(2,794)	(1,052)	726	(5,016)
Income tax expense (benefit)	(284)	(378)	(121)	137	(646)
Income (loss) before income taxes	(2,180)	(3,172)	(1,173)	863	(5,662)
Less: Total adjustments to income (loss) before income taxes	(2,854)	(3,627)	(1,813)	166	(8,128)
Spread related earnings	674	455	640	697	2,466
Normalization of alternative investment income to 11%	(151)	135	82	14	80
Other notable items	—	(16)	(42)	35	3
Normalized spread related earnings	$523	$574	$680	$746	$2,549

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
US GAAP net investment income	$1,683	$1,726	$1,843	$2,319	$7,571
Change in fair value of reinsurance assets	220	50	11	52	333
VIE earnings and noncontrolling interest	79	91	219	197	586
Alternative gains (losses)	18	(28)	10	41	41
ACRA noncontrolling interest	(305)	(347)	(407)	(446)	(1,505)
Reinsurance impacts	—	—	—	(41)	(41)
Apollo investment gain	(33)	—	—	—	(33)
Held for trading amortization and other	(7)	(4)	45	(73)	(39)
Total adjustments to arrive at net investment earnings	(28)	(238)	(122)	(270)	(658)
Total net investment earnings	$1,655	$1,488	$1,721	$2,049	$6,913

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
US GAAP net investment income	3.71%	3.70%	3.83%	4.74%	4.01%
Change in fair value of reinsurance assets	0.49%	0.11%	0.02%	0.11%	0.18%
VIE earnings and noncontrolling interest	0.17%	0.19%	0.46%	0.40%	0.31%
Alternative gains (losses)	0.04%	(0.06)%	0.02%	0.08%	0.02%
ACRA noncontrolling interest	(0.67)%	(0.74)%	(0.85)%	(0.91)%	(0.80)%
Reinsurance impacts	—%	—%	—%	(0.08)%	(0.02)%
Apollo investment gain	(0.07)%	—%	—%	—%	(0.02)%
Held for trading amortization and other	(0.02)%	(0.01)%	0.10%	(0.15)%	(0.02)%
Total adjustments to arrive at net investment earned rate	(0.06)%	(0.51)%	(0.25)%	(0.55)%	(0.35)%
Net investment earned rate	3.65%	3.19%	3.58%	4.19%	3.66%

Average net invested assets	$181,398	$186,788	$192,231	$195,804	$188,742

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
US GAAP benefits and expenses	$1,899	$4,979	$3,483	$2,924	$13,285
Premiums	(2,110)	(5,614)	(3,045)	(869)	(11,638)
Product charges	(166)	(175)	(184)	(193)	(718)
Other revenues	3	9	26	(10)	28
FIA option costs	294	306	322	342	1,264
Reinsurance impacts	12	12	12	(19)	17
Non-operating change in insurance liabilities and embedded derivatives	1,080	1,574	652	(481)	2,825
Policy and other operating expenses, excluding policy acquisition expenses	(247)	(260)	(294)	(309)	(1,110)
AmerUs Closed Block fair value liability	127	114	77	(27)	291
ACRA noncontrolling interest	(81)	(53)	(157)	(258)	(549)
Other	11	(19)	10	58	60
Total adjustments to arrive at cost of funds	(1,077)	(4,106)	(2,581)	(1,766)	(9,530)
Total cost of funds	$822	$873	$902	$1,158	$3,755

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
US GAAP benefits and expenses	4.19%	10.66%	7.25%	5.97%	7.04%
Premiums	(4.65)%	(12.02)%	(6.34)%	(1.78)%	(6.17)%
Product charges	(0.37)%	(0.37)%	(0.38)%	(0.39)%	(0.38)%
Other revenues	0.01%	0.02%	0.06%	(0.02)%	0.01%
FIA option costs	0.65%	0.65%	0.67%	0.70%	0.67%
Reinsurance impacts	0.03%	0.03%	0.02%	(0.04)%	0.01%
Non-operating change in insurance liabilities and embedded derivatives	2.38%	3.38%	1.36%	(0.98)%	1.50%
Policy and other operating expenses, excluding policy acquisition expenses	(0.55)%	(0.56)%	(0.61)%	(0.63)%	(0.59)%
AmerUs Closed Block fair value liability	0.28%	0.24%	0.16%	(0.05)%	0.15%
ACRA noncontrolling interest	(0.18)%	(0.11)%	(0.33)%	(0.53)%	(0.29)%
Other	0.02%	(0.04)%	0.02%	0.12%	0.03%
Total adjustments to arrive at cost of funds	(2.38)%	(8.78)%	(5.37)%	(3.60)%	(5.06)%
Total cost of funds	1.81%	1.88%	1.88%	2.37%	1.98%

Average net invested assets	$181,398	$186,788	$192,231	$195,804	$188,742

Non-GAAP Reconciliations Unaudited (in millions)

	Quarterly Trends				Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	2022
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
US GAAP policy and other operating expenses	$338	$357	$388	$412	$1,495
Interest expense	(33)	(41)	(68)	(85)	(227)
Policy acquisition expenses, net of deferrals	(91)	(97)	(94)	(103)	(385)
Integration, restructuring and other non-operating expenses	(34)	(33)	(37)	(29)	(133)
Stock compensation expenses	(12)	(13)	(15)	(16)	(56)
ACRA noncontrolling interest	(51)	(59)	(73)	(48)	(231)
Other changes in policy and other operating expenses	(8)	(5)	19	(3)	3
Total adjustments to arrive at other operating expenses	(229)	(248)	(268)	(284)	(1,029)
Other operating expenses	$109	$109	$120	$128	$466

December 31, 2022
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties	$196,448
Derivative assets	(3,309)
Cash and cash equivalents (including restricted cash)	8,407
Accrued investment income	1,328
Net receivable (payable) for collateral on derivatives	(1,486)
Reinsurance funds withheld and modified coinsurance	1,423
VIE and VOE assets, liabilities and noncontrolling interest	12,747
Unrealized (gains) losses	22,284
Ceded policy loans	(179)
Net investment receivables (payables)	186
Allowance for credit losses	471
Other investments	(10)
Total adjustments to arrive at gross invested assets	41,862
Gross invested assets	238,310
ACRA noncontrolling interest	(41,859)
Net invested assets	$196,451

Non-GAAP Reconciliations Unaudited (in millions)

December 31, 2022
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and VIEs	$14,128
Equity securities	509
CLO and ABS equities included in trading securities	225
Investment funds within funds withheld at interest	1,126
Royalties	15
Net assets of the VIE, excluding investment funds	(2,041)
Unrealized (gains) losses	44
ACRA noncontrolling interest	(1,836)
Other assets	(91)
Total adjustments to arrive at net alternative investments	(2,049)
Net alternative investments	$12,079

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$233,382
Debt	(3,658)
Derivative liabilities	(1,646)
Payables for collateral on derivatives and securities to repurchase	(3,841)
Other liabilities	(1,635)
Liabilities of consolidated VIEs	(815)
Reinsurance impacts	(9,176)
Policy loans ceded	(179)
Market risk benefit asset	(481)
ACRA noncontrolling interest	(35,981)
Total adjustments to arrive at net reserve liabilities	(57,412)
Net reserve liabilities	$175,970